        Exhibit 31.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Richard K. Howe, certify that:

1.I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Inuvo, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated March 10, 2021                By:
                        Name: Richard K. Howe
                        Title: Executive Chairman and Chief Executive Officer